[SHIP LOGO]

                         VANGUARD(R) GROWTH EQUITY FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006


PROSPECTUS TEXT CHANGE
The second  paragraph in the Investment  Advisor section is restated as follows:
Turner's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, Turner's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Russell 1000 Growth Index over the same period.














(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                   PS544  072006


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VANGUARD/(R)/ FENWAY FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 27, 2006


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES


The third paragraph under the heading "Vanguard Equity Income Fund/Wellington Management" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Wellington Management a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Wellington Management Portfolio's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Lipper Equity Income average (the Benchmark). The investment performance of the Wellington Management Portfolio will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Benchmark for the same period.



The third paragraph under the heading "Vanguard Growth Equity Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Turner a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets of the Fund for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Fund will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

















(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                          072006